UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 22, 2004 (October 21, 2004)

GEVITY HR, INC.
(Exact name of registrant as specified in charter)

Florida (State of incorporation)	0-22701 (Commission File Number)	65-0735612 (IRS Employer Identification No.)

600 301 Boulevard West
Suite 202
Bradenton, Florida 34205
(Address of principal executive offices / Zip Code)

(941) 741-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                   ☐         Written communications pursuant to Rule 425 under the Securities Act.

                                   ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

                                   ☐         Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

                                   ☐         Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 2.02    Results of Operations and Financial Condition

        On October 21, 2004, Gevity HR, Inc. (the “Company”) issued the press release furnished as Exhibit 99.9 to this Current Report on Form 8-K. In this press release the Company reported its quarterly financial results for the three and nine months ended September 30, 2004.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.
Exhibit Number 99.9		Description Press Release of Gevity HR, Inc. dated October 21, 2004, related to its third quarter 2004 earnings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC. (Registrant)
Dated: October 22, 2004	By: /s/ Peter C. Grabowski
Peter C. Grabowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99.9	Description Press Release of Gevity HR, Inc. dated October 21, 2004, related to its third quarter 2004 earnings.